UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Core Fixed Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.04%, 1.76%, 1.68%, 1.12% and .62% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares on October 1, 2003 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Core Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.14%	3.37%	4.14%	5.64%
Class B	3.36%	2.59%	3.35%	4.85%
Class C	3.37%	2.60%	3.38%	4.85%
Class R	3.88%	3.15%	3.91%	5.38%
Institutional Class	4.40%	3.62%	4.39%	5.91%
Lehman Brothers US Aggregate Index+	5.38%	3.88%	4.41%	5.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/07	$ 10.66	$ 10.65	$ 10.66	$ 10.71	$ 10.66
10/31/06	$ 10.72	$ 10.71	$ 10.72	$ 10.77	$ 10.72
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .49	$ .41	$ .41	$ .47	$ .52
October Income Dividend	$ .0416	$ .0347	$ .0348	$ .0396	$ .0439
SEC 30-day Yield as of 10/31/07++	4.52%	3.98%	3.98%	4.49%	4.98%
Current Annualized Distribution Rate as of 10/31/07++	4.59%	3.84%	3.84%	4.35%	4.85%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.22%, 3.85%, 3.93%, 4.33% and 4.91% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.29%, 3.71%, 3.79%, 4.19% and 4.78% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Lehman Brothers US Aggregate Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,946	$10,549	$11,696	$16,529
	Average annual total return	-.54%	1.80%	3.18%	5.15%
Class B	Growth of $10,000	$10,038	$10,606	$11,697	$16,053
	Average annual total return	.38%	1.98%	3.18%	4.85%
Class C	Growth of $10,000	$10,337	$10,800	$11,808	$16,061
	Average annual total return	3.37%	2.60%	3.38%	4.85%
Class R	Growth of $10,000	$10,388	$10,974	$12,114	$16,891
	Average annual total return	3.88%	3.15%	3.91%	5.38%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,538	$11,211	$12,411	$17,757
	Average annual total return	5.38%	3.88%	4.41%	5.91%

The growth of $10,000 is cumulative.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Fixed Income Fund — Institutional Class [] Lehman Brothers US Aggregate Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,044,000	$1,112,700	$1,239,900	$1,775,200
	Average annual total return	4.40%	3.62%	4.39%	5.91%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,053,800	$1,121,100	$1,241,100	$1,775,700
	Average annual total return	5.38%	3.88%	4.41%	5.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	278	of	525	53
3-Year	139	of	457	31
5-Year	148	of	393	38
10-Year	24	of	180	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is .68% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/07
DWS Core Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.40%	3.48%	4.23%	5.72%
Lehman Brothers US Aggregate Index+	5.38%	3.88%	4.41%	5.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 10.65
10/31/06	$ 10.71
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .52
October Income Dividend	$ .0438
SEC 30-day Yield as of 10/31/07++	4.98%
Current Annualized Distribution Rate as of 10/31/07++	4.84%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.36% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.22% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	278	of	525	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Fixed Income Fund — Class S [] Lehman Brothers US Aggregate Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,440	$11,080	$12,300	$17,445
	Average annual total return	4.40%	3.48%	4.23%	5.72%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,538	$11,211	$12,411	$17,757
	Average annual total return	5.38%	3.88%	4.41%	5.91%

The growth of $10,000 is cumulative.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,016.10	$ 1,012.20	$ 1,012.30	$ 1,014.80	$ 1,017.40	$ 1,017.40
Expenses Paid per $1,000*	$ 4.07	$ 7.86	$ 7.86	$ 5.33	$ 2.80	$ 2.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,021.17	$ 1,017.39	$ 1,017.39	$ 1,019.91	$ 1,022.43	$ 1,022.43
Expenses Paid per $1,000*	$ 4.08	$ 7.88	$ 7.88	$ 5.35	$ 2.80	$ 2.80
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.80%	1.55%	1.55%	1.05%	.55%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Fixed Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the fund.

Portfolio Management Team

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

In the following interview, Gary Bartlett, senior portfolio manager for DWS Core Fixed Income Fund, discusses the recent market environment and strategy in managing the fund during its most recent annual period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the market perform?

A: The relatively sanguine market conditions of recent years continued during the early part of the period. However, concerns about the broader effects of an unravelling of the subprime housing sector began to dominate market psychology during the summer. The result was a severe increase in volatility and a repricing (spread widening versus comparable Treasuries) of most parts of the structured securities markets later in the period.1 Problems in subprime mortgages led to an unwinding of leverage and to a market liquidity crisis, which, in turn, negatively affected virtually every fixed-income market sector, with the exception of US Treasuries.

1 Spread is the difference between the bid and the ask price of a security or asset.

While this "liquidity event" was, in the first instance, generated by concerns about the credit quality of the loans which collateralized certain (recently issued, floating rate) subprime mortgage-backed issues, the ultimate effect upon the entire structured securities market has been significant and was still evolving as the period came to a close. Change to market valuations even for securities backed by very high quality collateral (loans to creditworthy borrowers) have been very severe (negative) and essentially unrelated to credit fundamentals. Rather, these events relate directly to the workings of the fixed income marketplace which is dependent upon large leveraged investors, particularly bond dealers, to provide the liquidity necessary to orderly markets. Such liquidity has diminished significantly in recent months and, thus, market pricing has become quite inefficient.

The market was speculating about what official measures-from the US Federal Reserve Board (the Fed) and or the Treasury Department- were forthcoming at the period's end. The Fed, for its part, altered its approach late in the period, from one which had emphasized inflationary concerns to one more focused on the broader economic effects of a likely continued slowdown in the housing sector. This manifested itself in cuts to the Federal Funds rate (the overnight rate charged by banks when they borrow money from each other) on September 18th (50 basis points) and October 31st (25 basis points).

The Lehman Brothers US Aggregate Index returned 5.38% for the 12 months ended October 31, 2007, but underperformed comparable duration Treasuries by 0.81% during the period.2 All major "spread sectors" within the fixed-income market underperformed their respective Treasury benchmarks during the period.3

2 Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.

Q: How did the fund perform during the period?

A: DWS Core Fixed Income Fund Class A shares returned 4.14% for the period ended October 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with the 4.08% return of the average fund in the Lipper Intermediate Investment Grade Debt Funds category.4 The fund underperformed the 5.38% return of its benchmark, the Lehman Brothers US Aggregate Index, for the period ending October 31, 2007.

4 The Lipper Intermediate Investment Grade Debt Funds category consists of funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors contributed to and detracted from the fund's performance?

A: The portfolio's investments within non-Treasury sectors, the exposure to which aided relative performance early in the period, had a deleterious performance effect relative to the benchmark during the period's latter stages. Specifically, overweight positions in prime quality, non-agency-backed, structured issues within the commercial and residential mortgage-backed sectors helped early, but were a drag on performance later in the period, as were holdings of issues within the financial portion of the corporate bond market, specifically those in hybrid capital securities.5 Underperformance within these relatively high-quality portions of the market seems to have been more directly related to the diminution of market liquidity than to a deterioration of fundamental credit quality. However, concerns regarding the fundamental underpinnings of the financial sector increased as the period progressed.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

While it is difficult to forecast the duration of the current market liquidity crisis, signals that official measures may be forthcoming are somewhat encouraging. However, as longer term oriented value investors focused on individual security selection, we will avoid such prognostication. Rather, we will continue to selectively exploit current pricing inefficiencies in the belief that, once rationality returns to the fixed income markets, prudent security selection will again underpin good relative performance for our strategy.

Portfolio Summary

Asset Allocation (As % of Investment Portfolio excluding Cash Equivalents)	10/31/07	10/31/06

Commercial and Non-Agency Mortgage-Backed Securities	37%	29%
Corporate Bonds	19%	18%
Government and Agency Obligations	16%	11%
Mortgage Backed Securities Pass-Throughs	13%	12%
Collateralized Mortgage Obligations	8%	12%
Asset Backed	3%	9%
Municipal Bonds and Notes	2%	5%
Cash Equivalents	2%	2%
Preferred Stocks	—	2%
	100%	100%
Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/07	10/31/06

Financials	52%	44%
Utilities	23%	20%
Consumer Staples	6%	—
Consumer Discretionary	5%	15%
Energy	5%	10%
Information Technology	3%	1%
Telecommunication Services	2%	5%
Materials	2%	3%
Health Care	1%	—
Industrials	1%	2%
	100%	100%
Quality	10/31/07	10/31/06

US Government and Agencies	37%	35%
AAA*	43%	45%
AA	3%	2%
A	6%	5%
BBB	11%	12%
BB	—	1%
	100%	100%
* Includes cash equivalents

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/07	10/31/06

Under 1 year	1%	10%
1-4.99 years	51%	35%
5-9.99 years	39%	39%
10-14.99 years	1%	5%
15 years or greater	8%	11%
	100%	100%

Weighted average effective maturity: 6.7 years and 5.6 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount ($)	Value ($)

Corporate Bonds 18.8%
Consumer Discretionary 0.9%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	843,000	1,088,460
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	1,980,000	2,698,176
TCI Communications, Inc., 8.75%, 8/1/2015	2,490,000	2,920,356
Time Warner, Inc., 7.625%, 4/15/2031	571,000	635,308
Viacom, Inc.:
5.75%, 4/30/2011	3,095,000	3,124,870
6.25%, 4/30/2016	306,000	309,022
6.875%, 4/30/2036	1,617,000	1,640,755
Wal-Mart Stores, Inc., 5.875%, 4/5/2027	2,945,000	2,886,412
		15,303,359
Consumer Staples 1.1%
CVS Caremark Corp.:
6.25%, 6/1/2027	2,663,000	2,647,970
6.302%, 6/1/2037	7,312,000	7,125,266
McDonald's Corp., Series I, 6.3%, 10/15/2037	4,075,000	4,158,052
Tesco PLC, 144A, 6.15%, 11/15/2037 (c)	4,100,000	4,018,517
		17,949,805
Energy 0.9%
Canadian Natural Resources Ltd., 6.5%, 2/15/2037	3,340,000	3,420,227
Enterprise Products Operating LP, 7.5%, 2/1/2011	1,034,000	1,096,618
Pemex Project Funding Master Trust, 144A, 5.75%, 3/1/2018	1,367,000	1,378,619
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	4,900,000	4,740,755
XTO Energy, Inc., 6.75%, 8/1/2037	3,245,000	3,480,873
		14,117,092
Financials 9.8%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	3,210,000	3,202,938
American Express Centurion Bank, 5.55%, 10/17/2012	6,885,000	6,951,544
American General Institutional Capital, 144A, 8.125%, 3/15/2046	7,382,000	8,780,992
Axa, 144A, 6.379%, 12/14/2049	3,060,000	2,786,913
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	1,700,000	1,702,380
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012 (c)	2,410,000	2,387,941
Corp. Andina de Fomento:
5.75%, 1/12/2017	3,520,000	3,465,743
6.875%, 3/15/2012	1,300,000	1,380,137
Discover Financial Services, 144A, 6.234%*, 6/11/2010	3,845,000	3,737,621
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	2,455,000	2,685,957
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	3,435,000	3,445,971
144A, 7.0%, 10/15/2037	6,916,000	6,805,752
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	3,510,000	4,003,713
FPL Group Capital, Inc.:
6.65%, 6/15/2067	5,955,000	5,896,683
Series D, 7.3%, 9/1/2067	1,125,000	1,175,407
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	4,070,000	3,912,084
Goldman Sachs Capital II, 5.793%, 12/29/2049	11,910,000	11,107,397
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	2,980,000	2,781,532
Morgan Stanley, Series F, 5.25%, 11/2/2012	4,080,000	4,070,983
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	6,260,000	5,968,553
NLV Financial Corp., 144A, 6.5%, 3/15/2035	985,000	920,296
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	12,040,000	12,376,157
PartnerRe Finance, 6.44%, 12/1/2066	4,649,000	4,323,021
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/29/2049	2,990,000	3,021,984
Series U, 7.64%, 3/31/2049	2,500,000	2,591,280
Santander Perpetual SA, 144A, 6.671%, 10/29/2049	3,500,000	3,485,251
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	3,840,000	3,704,828
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	2,400,000	2,452,872
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	10,695,000	9,983,397
SunTrust Preferred Capital I, 5.853%, 12/15/2011	1,459,000	1,432,400
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	2,130,000	2,170,317
The Travelers Companies, Inc., 6.25%, 3/15/2037	1,685,000	1,636,248
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	1,370,000	1,341,026
Wachovia Capital Trust III, 5.8%, 3/15/2042	12,025,000	11,929,437
Washington Mutual Preferred IV, 144A, 9.75%, 10/29/2049	1,600,000	1,584,000
Wells Fargo & Co., 5.25%, 10/23/2012	5,095,000	5,104,981
White Mountains Re Group, 144A, 6.375%, 3/20/2017	1,110,000	1,087,413
XL Capital Ltd., Series E, 6.5%, 12/31/2049	4,470,000	4,151,423
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	724,000	718,025
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	500,000	481,202
		160,745,799
Health Care 0.1%
Quest Diagnostics, Inc., 6.95%, 7/1/2037	1,821,000	1,937,917
Industrials 0.1%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	1,677,102	1,781,921
Information Technology 0.6%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	3,447,000	3,299,179
Seagate Technology HDD Holdings, 6.375%, 10/1/2011	1,665,000	1,652,512
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	5,430,000	5,491,120
		10,442,811
Materials 0.4%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	4,683,000	4,600,799
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,438,000	2,394,221
		6,995,020
Telecommunication Services 0.5%
Ameritech Capital Funding, 6.25%, 5/18/2009	10,000	10,234
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	2,017,000	2,037,170
Qwest Corp.:
7.5%, 10/1/2014	1,480,000	1,544,750
7.625%, 6/15/2015	3,449,000	3,630,072
		7,222,226
Utilities 4.4%
Arizona Public Service Co., 6.875%, 8/1/2036	4,195,000	4,337,752
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	2,286,000	2,268,475
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	3,710,000	3,822,053
6.95%, 7/15/2018	169,000	177,450
Series 92, 7.625%, 4/15/2013	905,000	969,416
Consolidated Natural Gas Co., 6.0%, 10/15/2010	1,865,000	1,912,386
Constellation Energy Group, 7.6%, 4/1/2032	880,000	984,994
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	2,830,000	2,818,988
7.5%, 6/30/2066	5,575,000	5,731,423
ENEL Finance International, 144A, 6.8%, 9/15/2037	3,345,000	3,504,373
Energy East Corp.:
6.75%, 6/15/2012	5,070,000	5,311,631
6.75%, 9/15/2033	970,000	999,081
6.75%, 7/15/2036	2,615,000	2,696,423
Energy Future Holdings Corp., 7.46%, 1/1/2015	1,728,574	1,578,499
Integrys Energy Group, Inc., 6.11%, 12/1/2066	4,520,000	4,276,340
Nevada Power Co., Series N, 6.65%, 4/1/2036	2,109,000	2,169,594
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	5,694,000	5,816,535
Pennsylvania Electric Co., 144A, 6.05%, 9/1/2017	3,947,000	3,955,569
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	6,825,000	6,585,572
Sierra Pacific Power Co., Series M, 6.0%, 5/15/2016	5,135,000	5,155,607
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	8,015,000	7,699,033
		72,771,194
Total Corporate Bonds (Cost $311,024,125)		309,267,144

Asset Backed 2.5%
Automobile Receivables 1.0%
AmeriCredit Prime Automobile Receivables Trust, "A3", Series 2007-2M, 5.22%, 6/8/2012	15,650,000	15,637,480
Whole Auto Loan Trust, "B", Series 2004-1, 3.13%, 3/15/2011	422,406	421,516
		16,058,996
Home Equity Loans 1.5%
Chase Funding Mortgage Loan Asset-Backed Certificates, "2A2", Series 2003-4, 5.173%*, 5/25/2033	5,029,545	4,976,805
Countrywide Asset-Backed Certificates:
"A6", Series 2006-15, 5.826%, 10/25/2046	2,505,000	2,313,529
"1AF6", Series 2006-11, 6.15%, 9/25/2046	6,555,000	6,243,908
Credit-Based Asset Servicing and Securitization, "AF1B", Series 2005-CB8, 5.451%, 12/25/2035	309,736	308,576
First Franklin Mortgage Loan Asset Backed Certificates, "A3", Series 2006-FF15, 4.923%*, 11/25/2036	4,712,353	4,617,786
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	5,428,000	5,380,094
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	487,805	263,987
		24,104,685
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2027	745,044	766,276
Total Asset Backed (Cost $41,816,605)		40,929,957

Mortgage Backed Securities Pass-Throughs 12.8%
Federal Home Loan Mortgage Corp.:
3.5%, 8/1/2035	6,662,687	5,883,836
5.0%, 4/1/2035	4,500,104	4,330,470
5.5%, with various maturities from 10/1/2023 until 1/1/2034	6,596,281	6,535,011
6.5%, 1/1/2035	3,671,407	3,789,580
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2019 until 10/1/2033	50,756,976	48,947,223
5.0%, with various maturities from 10/1/2033 until 5/1/2034	5,947,766	5,723,098
5.5%, with various maturities from 7/1/2024 until 7/1/2037	82,013,310	81,020,104
6.0%, with various maturities from 10/1/2022 until 4/1/2024	10,989,708	11,115,489
6.5%, with various maturities from 5/1/2023 until 4/1/2037	42,119,571	43,198,562
Total Mortgage Backed Securities Pass-Throughs (Cost $209,487,975)		210,543,373

Commercial and Non-Agency Mortgage-Backed Securities 36.9%
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,410,000	1,383,325
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2005-5, 5.115%, 10/10/2045	2,170,000	2,108,190
"A2", Series 2007-2, 5.634%, 4/10/2049	5,970,000	6,016,324
"A2", Series 2007-3, 5.84%*, 6/10/2049	5,560,000	5,623,535
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	13,791,037	13,562,720
"2A1", Series 2006-4, 5.804%*, 10/25/2036	5,482,743	5,523,561
"22A1", Series 2007-4, 6.007%*, 6/25/2047	11,818,602	11,878,577
Bear Stearns Commercial Mortgage Securities, Inc.:
"AAB", Series 2007-PW15, 5.315%, 2/11/2044	7,175,000	7,034,019
"A2", Series 2007-PW16, 5.66%*, 6/11/2040	11,025,000	11,155,178
"AAB", Series 2007-PW16, 5.902%*, 6/11/2040	7,775,000	7,822,141
Chase Mortgage Finance Corp., "A1", Series 2003-S2, 5.0%, 3/25/2018	9,223	9,092
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-1, 5.25%, 1/25/2034	4,914,440	4,882,318
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.535%*, 3/25/2036	10,109,991	10,145,856
"2A1A", Series 2007-AR8, 5.926%*, 7/25/2037	8,640,853	8,702,425
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,848,409	2,915,170
Citigroup/Deutsche Bank Commercial Mortgage Trust, "F", Series 2007-CD4, 5.555%, 12/11/2049	3,900,000	3,421,147
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	7,370,911	7,430,144
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	5,664	5,652
"A2", Series 2003-21T1, 5.25%, 12/25/2033	3,553,574	3,531,792
"A4", Series 2004-14T2, 5.5%, 8/25/2034	3,120,715	3,107,846
"A6", Series 2004-14T2, 5.5%, 8/25/2034	3,620,540	3,605,696
"7A1", Series 2004-J2, 6.0%, 12/25/2033	1,239	1,242
"1A1", Series 2004-J1, 6.0%, 2/25/2034	735,235	723,977
Countrywide Home Loans:
"A15", Series 2002-34, 4.75%, 1/25/2033	4,171,156	4,104,375
"1A1", Series 2007-HY1, 5.695%*, 4/25/2037	10,359,056	10,368,555
"A1", Series 2005-29, 5.75%, 12/25/2035	8,106,316	7,921,395
Credit Suisse Mortgage Capital Certificates:
"AAB", Series 2006-C5, 5.308%, 12/15/2039	6,490,000	6,369,803
"4A15", Series 2007-3, 5.5%, 4/25/2037	6,999,876	6,955,753
"5A14", Series 2007-1, 6.0%, 2/25/2037	7,501,811	7,539,993
CS First Boston Mortgage Securities Corp., "1A11", Series 2004-4, 5.5%, 8/25/2034	3,630,941	3,636,063
CW Capital Cobalt Ltd., "A3", Series 2007-C2, 5.484%, 4/15/2047	5,535,000	5,446,035
First Horizon Mortgage Pass-Through Trust:
"2A1", Series 2005-AR2, 5.121%*, 6/25/2035	5,747,661	5,733,250
"1A2", Series 2006-AR4, 5.501%*, 1/25/2037	6,730,419	6,737,592
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	7,640,000	7,394,940
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	3,193,086	3,183,343
"4A1", Series 2005-AR6, 5.46%*, 11/19/2035	5,653,751	5,586,589
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	11,250,000	11,235,801
"AAB", Series 2006-GG7, 6.109%*, 7/10/2038	7,000,000	7,135,004
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	7,690,000	7,725,820
"J", Series 2007-GG10, 144A, 5.993%*, 8/10/2045	9,913,000	7,332,162
GSR Mortgage Loan Trust:
"2A4", Series 2006-AR1, 5.179%*, 1/25/2036	9,450,000	9,427,079
"2A1", Series 2007-AR2, 5.499%*, 5/25/2047	10,800,912	10,808,600
"2A1", Series 2007-AR1, 6.006%*, 3/25/2037	12,564,328	12,693,613
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.782%*, 1/25/2037	6,142,711	6,161,849
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.92%*, 2/12/2049	6,879,000	6,927,266
"A2", Series 2007-LD11, 5.992%*, 6/15/2049	11,930,000	12,119,314
"ASB", Series 2007-LD11, 6.007%*, 6/15/2049	13,981,000	14,137,116
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.779%*, 7/25/2035	6,203,933	6,122,660
"2A4L", Series 2006-A6, 5.566%*, 10/25/2036	7,185,000	7,079,550
"2A1" Series 2006-A5, 5.832%*, 8/25/2036	6,719,407	6,757,200
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	6,295,047	6,283,557
"1A10", Series 2006-3, 6.0%, 7/25/2036	5,897,116	5,913,049
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 3.814%*, 12/21/2034	6,292,769	6,128,370
Master Alternative Loans Trust:
"5A1", Series 2005-2, 6.5%, 12/25/2034	728,288	739,440
"8A1", Series 2004-3, 7.0%, 4/25/2034	172,646	174,127
"6A1", Series 2004-5, 7.0%, 6/25/2034	1,134,829	1,150,130
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	5,004,600	4,887,307
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	3,578,000	3,508,134
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	3,900,000	3,911,672
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	7,325,000	7,307,837
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	7,655,000	7,635,457
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,810,484	1,810,484
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	1,566,635	1,540,689
Residential Asset Securitization Trust, "A1", Series 2004-A1, 5.25%, 4/25/2034	4,085,251	4,008,898
Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.621%*, 2/25/2037	9,799,250	9,782,493
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.825%*, 2/20/2047	6,930,546	6,959,547
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	8,055,000	8,055,955
"6A3", Series 2005-21, 5.4%, 11/25/2035	5,644,000	5,416,637
"5A1", Series 2005-18, 5.528%*, 9/25/2035	2,662,947	2,662,750
"2A1", Series 2006-1, 5.619%*, 2/25/2036	7,084,003	7,055,697
"7A4", Series 2006-1, 5.62%, 2/25/2036	6,132,000	5,990,977
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	42,158	39,774
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	5,390,000	5,344,641
"A5", Series 2007-C30, 5.342%, 12/15/2043	120,000	117,075
"A2", Series 2007-C31, 5.421%, 4/15/2047	19,950,000	19,904,314
"A2", Series 2007-C32, 5.735%*, 6/15/2049	7,790,000	7,883,262
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.058%*, 12/25/2035	6,100,000	6,060,952
"1A3", Series 2005-AR16, 5.102%*, 12/25/2035	6,220,000	6,151,826
"4A1", Series 2007-HY3, 5.349%*, 3/25/2037	11,586,006	11,522,795
"2CB4", Series 2005-7, 5.5%, 8/25/2035	6,244,066	6,170,435
"1A1", Series 2007-HY5, 5.543%*, 5/25/2037	6,985,156	6,976,028
"1A1", Series 2007-HY4, 5.559%*, 4/25/2037	13,372,183	13,344,668
"1A1", Series 2006-AR16, 5.603%*, 12/25/2036	8,467,089	8,449,684
"1A1", Series 2007-HY2, 5.631%*, 12/25/2036	6,518,524	6,544,148
"2A3", Series 2007-HY6, 5.752%*, 6/25/2037	5,460,457	5,433,042
"1A3", Series 2006-AR8, 5.891%*, 8/25/2046	7,705,000	7,784,973
Washington Mutual Mortgage Securities Corp., "1A7", Series 2003-MS8, 5.5%, 5/25/2033	251,369	250,861
Wells Fargo Mortgage Backed Securities Trust:
"4A2", Series 2005-AR16, 4.992%*, 10/25/2035	8,150,000	8,110,921
"2A5", Series 2006-AR2, 5.101%*, 3/25/2036	18,490,486	18,360,043
"3A2", Series 2006-AR8, 5.237%*, 4/25/2036	10,170,000	10,151,700
"A1", Series 2006-3, 5.5%, 3/25/2036	7,651,821	7,632,341
"A6", Series 2006-AR11, 5.52%*, 8/25/2036	10,255,000	10,126,137
"2A5", Series 2006-AR1, 5.554%*, 3/25/2036	8,400,000	8,164,185
"1A3", Series 2006-6, 5.75%, 5/25/2036	6,420,396	6,438,682
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $609,680,582)		609,116,341

Collateralized Mortgage Obligations 7.8%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,304,395	2,343,742
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	6,942,089	6,701,467
"UE", Series 2764, 5.0%, 10/15/2032	10,000	9,701
"EG", Series 2836, 5.0%, 12/15/2032	4,295,000	4,148,756
"PD", Series 2844, 5.0%, 12/15/2032	11,080,000	10,716,183
"TE", Series 2780, 5.0%, 1/15/2033	13,771,000	13,351,074
"NE", Series 2802, 5.0%, 2/15/2033	90,000	87,157
"OE", Series 2840, 5.0%, 2/15/2033	5,050,000	4,865,336
"PD", Series 2893, 5.0%, 2/15/2033	9,696,000	9,366,642
"TE", Series 2827, 5.0%, 4/15/2033	65,000	62,869
"XD", Series 2941, 5.0%, 5/15/2033	10,975,000	10,574,993
"PE", Series 2864, 5.0%, 6/15/2033	40,000	38,692
"UE", Series 2911, 5.0%, 6/15/2033	10,815,000	10,428,398
"ND", Series 2950, 5.0%, 6/15/2033	11,250,000	10,818,802
"BG", Series 2869, 5.0%, 7/15/2033	1,230,000	1,189,129
"PD", Series 2939, 5.0%, 7/15/2033	3,414,000	3,289,650
"JG", Series 2937, 5.0%, 8/15/2033	55,000	52,932
"KD", Series 2915, 5.0%, 9/15/2033	5,936,000	5,724,302
"NE", Series 2921, 5.0%, 9/15/2033	12,670,000	12,209,662
"ND", Series 2938, 5.0%, 10/15/2033	3,865,000	3,724,677
"KE", Series 2934, 5.0%, 11/15/2033	53,000	51,079
"YB", Series 2205, 6.0%, 5/15/2029	582,465	589,072
"PE", Series 2165, 6.0%, 6/15/2029	5,535,386	5,615,670
Federal National Mortgage Association:
"BG", Series 2005-12, 5.0%, 10/25/2033	2,457,000	2,365,712
"EC", Series 2005-15, 5.0%, 10/25/2033	80,000	77,078
"HE", Series 2005-22, 5.0%, 10/25/2033	25,000	24,056
"PE", Series 2005-14, 5.0%, 12/25/2033	90,000	86,719
"J", Series 1998-36, 6.0%, 7/18/2028	4,362,098	4,408,119
"PH", Series 1999-19, 6.0%, 5/25/2029	5,470,829	5,552,610
"Z", Series 2001-14, 6.0%, 5/25/2031	16,740	17,009
"A2", Series 1998-M1, 6.25%, 1/25/2008	56,979	56,765
Total Collateralized Mortgage Obligations (Cost $128,724,447)		128,548,053

Municipal Bonds and Notes 2.3%
Arkansas, Development Finance Authority, Collateralized Mortgage Obligation, "A4", Series 1988-A, Principal Only, Zero Coupon, 7/10/2014 (a)	382,000	263,763
Arkansas, State Development Finance Authority, Economic Development Revenue, Series B, 4.85%, 10/1/2012 (a)	120,000	118,448
Belmont, CA, Multi-Family Housing Revenue, Redevelopment Agency Tax Allocation, 7.55%, 8/1/2011 (a)	570,000	576,743
Contra Costa County, CA, Multi-Family Housing Revenue, Willow Pass Apartments, Series D, 6.8%, 12/1/2015	1,240,000	1,286,512
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage, Series 1997, 8.0%, 11/1/2007	610,000	610,000
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Series L, 6.02%, 9/1/2021 (a)	6,480,000	6,614,979
New York, Multi-Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038	2,270,000	2,299,555
Pleasantville, NJ, School District, 5.25%, 2/15/2020 (a)	45,000	43,630
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025 (a)	3,745,000	3,670,175
Pueblo of Santa Ana, NM, Certificates of Participation, "A", 5.875%, 4/1/2024	4,823,500	4,613,919
Rancho Cordova, CA, Certificates of Partnership, City Hall Acquisition, Series B, 5.65%, 2/1/2024 (a)	4,340,000	4,341,128
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032 (a)	3,625,000	3,608,253
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,300,000	1,016,925
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,076,895
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	2,491,230
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024 (a)	6,315,000	6,068,210
Total Municipal Bonds and Notes (Cost $38,374,251)		38,700,365

Government and Agency Obligations 16.4%
US Treasury Obligations
US Treasury Bonds:
5.0%, 5/15/2037	18,988,000	19,743,077
6.0%, 2/15/2026	17,941,000	20,542,445
US Treasury Notes:
3.875%, 10/31/2012	60,988,000	60,206,622
4.125%, 8/31/2012	60,174,000	60,112,863
4.25%, 9/30/2012	78,893,000	79,225,849
4.5%, 5/15/2017	18,627,000	18,680,851
4.875%, 8/31/2008	2,971,000	2,987,712
4.875%, 6/30/2012	9,534,000	9,828,210
Total Government and Agency Obligations (Cost $269,476,059)		271,327,629
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	26,915	674,557
Delphi Financial Group, Inc., 7.376%	93,400	2,046,049
Total Preferred Stocks (Cost $3,013,982)		2,720,606

Cash Equivalents 2.1%
Cash Management QP Trust, 5.06% (b) (Cost $34,352,479)	34,352,479	34,352,479
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,645,950,505)+	99.8	1,645,505,947
Other Assets and Liabilities, Net	0.2	3,680,781
Net Assets	100.0	1,649,186,728
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2007.
+ The cost for federal income tax purposes was $1,646,570,523. At October 31, 2007, net unrealized depreciation for all securities based on tax cost was $1,064,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,895,442 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,960,018.
(a) Bond is insured by one of these companies.
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.6
MBIA Corporation	0.9
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Delayed delivery security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $1,611,598,026)	$ 1,611,153,468
Investment in Cash Management QP Trust (cost $34,352,479)	34,352,479
Total investments, at value (cost $1,645,950,505)	1,645,505,947
Cash	1,231
Receivable for investments sold	84,407,341
Interest receivable	11,605,438
Receivable for Fund shares sold	4,507,327
Dividend receivable	56,515
Foreign taxes recoverable	7,700
Due from advisor	171,297
Other assets	75,129
Total assets	1,746,337,925
Liabilities
Payable for investments purchased	91,943,666
Dividends payable	1,271,428
Payable for Fund shares redeemed	2,778,818
Accrued management fee	561,073
Other accrued expenses and payables	596,212
Total liabilities	97,151,197
Net assets, at value	$ 1,649,186,728
Net Assets Consist of:
Distributions in excess of net investment income	(431,034)
Net unrealized appreciation (depreciation) on investments	(444,558)
Accumulated net realized gain (loss)	(11,636,024)
Paid-in capital	1,661,698,344
Net assets, at value	$ 1,649,186,728

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($787,718,481 ÷ 73,888,614 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.66
Maximum offering price per share (100 ÷ 95.50 of $10.66)	$ 11.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,768,610 ÷ 2,887,821 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.65

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($68,837,187 ÷ 6,458,190 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.66
Class R Net Asset Value, offering and redemption price(a) per share ($4,987,926 ÷ 465,675 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.71
Class S Net Asset Value, offering and redemption price(a) per share ($132,608,716 ÷ 12,447,445 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.65

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($624,265,808 ÷ 58,560,871 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.66
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $18,972)	$ 80,387,067
Interest — Cash Management QP Trust	2,555,620
Dividends	136,608
Total Income	83,079,295
Expenses: Management fee	6,100,342
Administration fee	1,526,649
Services to shareholders	2,202,979
Distribution and service fees	2,641,284
Custodian fee	52,395
Professional fees	145,711
Trustees' fees and expenses	53,942
Reports to shareholders	200,999
Registration fees	140,106
Other	75,729
Total expenses before expense reductions	13,140,136
Expense reductions	(1,993,419)
Total expenses after expense reductions	11,146,717
Net investment income	71,932,578
Realized and Unrealized Gain (Loss)
Net realized gain from investments	3,515,345
Change in net unrealized appreciation (depreciation) on investments	(11,616,831)
Net gain (loss)	(8,101,486)
Net increase (decrease) in net assets resulting from operations	$ 63,831,092

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income	$ 71,932,578	$ 59,626,956
Net realized gain (loss)	3,515,345	(14,205,612)
Change in net unrealized appreciation (depreciation)	(11,616,831)	18,301,392
Net increase (decrease) in net assets resulting from operations	63,831,092	63,722,736
Distributions to shareholders from: Net investment income: Class A	(32,452,664)	(23,065,955)
Class B	(1,273,484)	(1,397,979)
Class C	(2,393,993)	(2,041,601)
Investment Class	—	(4,992,612)
Class R	(227,707)	(366,227)
Class S	(5,994,657)	(238,037)
Institutional Class	(29,528,773)	(27,685,873)
Net realized gains: Class A	—	(948,827)
Class B	—	(87,193)
Class C	—	(119,822)
Investment Class	—	(256,149)
Class R	—	(14,250)
Class S	—	(3,695)
Institutional Class	—	(1,243,617)
Fund share transactions: Proceeds from shares sold	648,959,442	575,314,161
Reinvestment of distributions	64,247,543	55,109,124
Cost of shares redeemed	(478,841,894)	(433,477,477)
Redemption fees	14,546	23,829
Net increase (decrease) in net assets from Fund share transactions	234,379,637	196,969,637
Increase (decrease) in net assets	226,339,451	198,230,536
Net assets at beginning of period	1,422,847,277	1,224,616,741
Net assets at end of period (including distributions in excess of net investment income of $431,034 and $492,334, respectively)	$ 1,649,186,728	$ 1,422,847,277

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.49	.47	.44	.46	.46
Net realized and unrealized gain (loss)	(.06)	.02	(.30)	.20	.03
Total from investment operations	.43	.49	.14	.66	.49
Less distributions from: Net investment income	(.49)	(.48)	(.44)	(.46)	(.45)
Net realized gains	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.49)	(.50)	(.49)	(.54)	(.61)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[b,c]	4.14	4.72	1.28	6.17	4.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	788	611	431	221	176
Ratio of expenses before expense reductions (%)	.99	.95	.81	.81	.80
Ratio of expenses after expense reductions (%)	.80	.82	.80	.80	.80
Ratio of net investment income (%)	4.64	4.50	4.04	4.20	4.15
Portfolio turnover rate (%)	185[d]	166[d]	162[d,e]	91[d]	290
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 10.72	$ 11.07	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.41	.39	.36	.38	.38
Net realized and unrealized gain (loss)	(.06)	.02	(.30)	.20	.02
Total from investment operations	.35	.41	.06	.58	.40
Less distributions from: Net investment income	(.41)	(.40)	(.36)	(.39)	(.36)
Net realized gains	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.41)	(.42)	(.41)	(.47)	(.52)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.65	$ 10.71	$ 10.72	$ 11.07	$ 10.96
Total Return (%)[b]	3.36[c]	3.94[c]	.51[c]	5.37	3.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	35	41	44	43
Ratio of expenses before expense reductions (%)	1.75	1.67	1.56	1.55	1.49
Ratio of expenses after expense reductions (%)	1.55	1.57	1.55	1.55	1.49
Ratio of net investment income (%)	3.89	3.75	3.29	3.45	3.46
Portfolio turnover rate (%)	185[d]	166[d]	162[d,e]	91[d]	290
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.41	.39	.36	.38	.38
Net realized and unrealized gain (loss)	(.06)	.02	(.30)	.20	.02
Total from investment operations	.35	.41	.06	.58	.40
Less distributions from: Net investment income	(.41)	(.40)	(.36)	(.38)	(.36)
Net realized gains	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.41)	(.42)	(.41)	(.46)	(.52)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[b]	3.37[c]	3.94[c]	.52[c]	5.40	3.73[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	55	55	52	54
Ratio of expenses before expense reductions (%)	1.68	1.63	1.56	1.53	1.55
Ratio of expenses after expense reductions (%)	1.55	1.57	1.55	1.53	1.54
Ratio of net investment income (%)	3.89	3.75	3.29	3.47	3.41
Portfolio turnover rate (%)	185[d]	166[d]	162[d,e]	91[d]	290
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales changes.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class R Years Ended October 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 10.77	$ 11.12	$ 10.99	$ 11.07
Income (loss) from investment operations: Net investment income[b]	.47	.45	.41	.43	.04
Net realized and unrealized gain (loss)	(.06)	.02	(.30)	.17	(.12)
Total from investment operations	.41	.47	.11	.60	(.08)
Less distributions from: Net investment income	(.47)	(.45)	(.41)	(.39)	—
Net realized gains	—	(.02)	(.05)	(.08)	—
Total distributions	(.47)	(.47)	(.46)	(.47)	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.71	$ 10.77	$ 10.77	$ 11.12	$ 10.99
Total Return (%)	3.88[c]	4.56[c]	1.04	6.00[c]	(.72)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	10	7	3.01
Ratio of expenses before expense reductions (%)	1.16	1.12	1.05	1.06	1.05*
Ratio of expenses after expense reductions (%)	1.05	1.08	1.05	1.04	1.05*
Ratio of net investment income (%)	4.39	4.24	3.79	3.96	3.62*
Portfolio turnover rate (%)	185[d]	166[d]	162[d,e]	91[d]	290
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 10.73	$ 11.02
Income (loss) from investment operations: Net investment income[b]	.52	.49	.34
Net realized and unrealized gain (loss)	(.06)	.00***	(.29)
Total from investment operations	.46	.49	.05
Less distributions from: Net investment income	(.52)	(.49)	(.34)
Net realized gains	—	(.02)	—
Total distributions	(.52)	(.51)	(.34)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 10.65	$ 10.71	$ 10.73
Total Return (%)[c]	4.40	4.73	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	113	1
Ratio of expenses before expense reductions (%)	.77	.93	.81*
Ratio of expenses after expense reductions (%)	.55	.67	.74*
Ratio of net investment income (%)	4.89	4.65	4.12*
Portfolio turnover rate (%)	185[d]	166[d]	162[d,e]
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173% and 177% for the years ended October 31, 2007, 2006 and 2005, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.52	.50	.47	.49	.49
Net realized and unrealized gain (loss)	(.06)	.01	(.30)	.19	.03
Total from investment operations	.46	.51	.17	.68	.52
Less distributions from: Net investment income	(.52)	(.50)	(.47)	(.48)	(.48)
Net realized gains	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.52)	(.52)	(.52)	(.56)	(.64)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[b]	4.40	4.98	1.52	6.43	4.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	624	599	571	656	755
Ratio of expenses before expense reductions (%)	.59	.61	.56	.56	.55
Ratio of expenses after expense reductions (%)	.55	.58	.55	.55	.55
Ratio of net investment income (%)	4.89	4.74	4.29	4.45	4.40
Portfolio turnover rate (%)	185[c]	166[c]	162[c,d]	91[c]	290
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $11,016,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31,2014, the respective expiration date, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

During the year ended October 31, 2007, the Fund utilized approximately $630,000 of a prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 840,394
Capital loss carryforwards	$ (11,016,000)
Net unrealized appreciation (depreciation) on investments	$ (1,064,576)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 71,871,278	$ 61,597,718
Distributions from long-term capital gains	$ —	$ 864,119
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $969,957,411 and $868,047,751, respectively. Purchases and sales of US Treasury obligations aggregated $1,999,471,743 and $1,885,164,922, respectively. Purchases and sales of mortgage dollar rolls aggregated $128,058,331 and $136,695,479, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor of the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new Investment Management Agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), serves as a sub-advisor to the Fund. AAMI is paid by the Advisor for its services as the sub-advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

For the period from November 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.99%
Class B	1.74%
Class C	1.74%
Class R	1.24%
Class S	.69%
Institutional Class	.74%

Effective October 1, 2006, the Advisor has agreed to voluntarily waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R	1.05%
Class S	.55%
Institutional Class	.55%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class R	1.25%
Class S	.75%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Furthermore, for the year ended October 31, 2007, the Advisor reimbursed $129,715 for sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $1,526,649, of which $138,927 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 1,176,922	$ 1,176,922	$ —
Class B	56,625	56,625	—
Class C	68,960	68,960	—
Class S	139,651	139,651	—
Class R	4,358	4,358	—
Institutional Class	238,056	227,217	—
	$ 1,684,572	$ 1,673,733	$ —

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares (through November 17, 2006). In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 246,312	$ 20,311
Class C	461,806	43,865
Class R	13,038	1,771
	$ 721,156	$ 65,947

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 1,675,004	144,609	$ 268,721.22%
Class B	81,168	7,800	14,887.22%
Class C	151,253	7,153	22,649.23%
Class R	12,703	1,384	2,028.22%
	$ 1,920,128	$ 160,946	$ 308,285

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007, aggregated $24,944.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $87,437 and $11,188, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $1,070 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $39,775, of which $10,189 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $4,271 and $24,754, respectively, for custodian and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	33,330,066	$ 355,490,098	28,333,674	$ 300,646,786
Class B	339,254	3,618,894	337,039	3,574,285
Class C	2,558,572	27,290,752	1,404,504	14,920,689
Investment Class*	—	—	3,687,723	39,086,178
Class R	165,566	1,775,455	489,188	5,217,959
Class S	5,347,387	56,981,532	388,087	4,119,135
Institutional Class	19,104,922	203,802,711	19,610,390	207,749,129
		$ 648,959,442		$ 575,314,161
Shares issued to shareholders in reinvestment of distributions
Class A	2,806,393	$ 29,904,573	2,057,708	$ 21,845,263
Class B	90,517	964,652	106,658	1,132,605
Class C	153,123	1,631,249	139,040	1,476,802
Investment Class*	—	—	449,964	4,770,294
Class R	20,742	222,266	35,329	376,527
Class S	447,446	4,766,619	12,407	131,671
Institutional Class	2,510,997	26,758,184	2,389,420	25,375,962
		$ 64,247,543		$ 55,109,124
Shares redeemed
Class A	(19,215,602)	$ (204,798,672)	(13,626,994)	$ (144,628,557)
Class B	(794,246)	(8,456,480)	(1,036,239)	(10,997,797)
Class C	(1,361,813)	(14,524,640)	(1,554,736)	(16,489,030)
Investment Class*	—	—	(4,940,900)	(52,456,196)
Class R	(662,984)	(7,138,226)	(194,584)	(2,069,647)
Class S	(3,939,860)	(41,898,265)	(187,676)	(1,993,833)
Institutional Class	(18,928,692)	(202,025,611)	(19,323,435)	(204,842,417)
		$ (478,841,894)		(433,477,477)
Redemption fees		$ 14,546		$ 23,829
Shares converted*
Class S	—	—	10,242,882	108,778,512
Investment Class	—	—	(10,254,469)	(108,778,512)
		$ —		$ —
Net increase (decrease)
Class A	16,920,857	$ 180,601,564	16,764,388	$ 177,874,182
Class B	(364,475)	(3,872,504)	(592,542)	(6,289,005)
Class C	1,349,882	14,397,482	(11,192)	(91,430)
Investment Class*	—	—	(11,057,682)	(117,372,145)
Class R	(476,676)	(5,140,270)	329,933	3,524,919
Class S	1,854,973	19,852,451	10,455,700	111,036,616
Institutional Class	2,687,227	28,540,914	2,676,375	28,286,500
		$ 234,379,637		$ 196,969,637
* On June 28, 2006, the Board of the Fund approved the conversion of the Investment Class shares into the Class S shares of the Fund. This conversion was completed on October 20, 2006, and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 20, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreements with DIMA and sub-advisory agreement between DIMA and Aberdeen Asset Management, Inc. ("AAMI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to AAMI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and AAMI's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods ended December 31, 2006 and has underperformed its benchmark in the one-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and AAMI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and AAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and AAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or AAMI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1(800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SFXRF
CUSIP Number	23339E 855
Fund Number	1504

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Core Fixed Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$66,550	$0	$0	$0
2006	$69,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007